                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported) - MARCH 10, 2006




                                  ALLETE, INC.
             (Exact name of registrant as specified in its charter)

   MINNESOTA                          1-3548                     41-0418150
(State or other              (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation or
 organization)

                             30 WEST SUPERIOR STREET
                          DULUTH, MINNESOTA 55802-2093
          (Address of principal executive offices, including zip code)

                                 (218) 279-5000
              (Registrant's telephone number, including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

ALLETE, Inc. adjusted its interactive graphic website financial information to reflect the December 30, 2005, sale of its telecommunications subsidiary, Enventis Telecom, Inc. to Hickory Tech Corporation, as discontinued operations in prior periods.

The following shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                                                       FOR THE QUARTER ENDED                FULL
                                                           -------------------------------------------
                                                           MAR. 31     JUN. 30     SEPT. 30    DEC. 31      YEAR
------------------------------------------------------------------------------------------------------------------------
Millions Except Per Share Amounts
Operating Revenue from Continuing Operations
        2005                                                $193.3      $174.4       $177.4     $192.3     $737.4
        2004                                                $198.0      $170.4       $166.9     $168.8     $704.1
        2003                                                $175.8      $163.4       $162.4     $158.0     $659.6
        2002                                                $146.4      $146.9       $165.3     $157.9     $616.5
------------------------------------------------------------------------------------------------------------------------

Operating Expenses from Continuing Operations
        2005                                                $152.2      $230.4       $144.7     $165.0     $692.3
        2004                                                $153.8      $151.8       $144.4     $153.2     $603.2
        2003                                                $148.3      $142.3       $132.1     $139.2     $561.9
        2002                                                $124.4      $130.8       $133.3     $147.7     $536.2
------------------------------------------------------------------------------------------------------------------------

Income (Loss) from Continuing Operations
     Before Change in Accounting Principle
        2005 <F1>                                            $17.4      $(39.8)       $15.8      $24.2      $17.6
        2004                                                 $21.4        $2.0        $(1.0)     $16.1      $38.5
        2003                                                 $11.4        $3.1        $10.6       $4.1      $29.2
        2002                                                  $8.7        $4.0        $13.1      $(1.2)     $24.6
------------------------------------------------------------------------------------------------------------------------

Income (Loss) from Discontinued Operations
        2005                                                  $0.0       $(0.5)      $(0.6)      $(3.2)      $(4.3)
        2004                                                 $31.3       $34.7       $14.1       $(6.4)      $73.7
        2003                                                 $32.9       $41.3       $37.0       $96.0      $207.2
        2002                                                 $26.5       $34.8       $32.0       $19.3      $112.6
------------------------------------------------------------------------------------------------------------------------

Earnings (Loss) Per Share Diluted - Continuing Operations
     Before Change in Accounting Principle
        2005 <F1>                                            $0.64      $(1.46)      $0.58       $0.88       $0.64
        2004                                                 $0.76       $0.06      $(0.03)      $0.56       $1.35
        2003                                                 $0.42       $0.11       $0.38       $0.14       $1.05
        2002                                                 $0.33       $0.14       $0.48      $(0.04)      $0.91
------------------------------------------------------------------------------------------------------------------------

Earnings (Loss) Per Share Diluted - Discontinued Operations
        2005                                                 $0.00      $(0.02)     $(0.02)     $(0.12)     $(0.16)
        2004                                                 $1.10       $1.23       $0.48      $(0.22)      $2.59
        2003                                                 $1.19       $1.50       $1.33       $3.45       $7.47
        2002                                                 $0.98       $1.28       $1.17       $0.70       $4.13
------------------------------------------------------------------------------------------------------------------------

<F1> Included a $50.4  million, or $1.84 per share, after-tax charge related  to the assignment of the Kendall County power purchase agreement to Constellation Energy Commodities Group, Inc. in the second quarter of 2005.

                      ALLETE Form 8-K dated March 10, 2006                     1

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                 ALLETE, Inc.





March 10, 2006                                 James K. Vizanko
                          ------------------------------------------------------
                                               James K. Vizanko
                             Senior Vice President and Chief Financial Officer


2                     ALLETE Form 8-K dated March 10, 2006